                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                     March 6, 2001
Commission File Number                                              333-35847-02

                   FIRST SECURITY AUTO GRANTOR TRUST 1998-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6238935
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period December 24, 2000 through January 23, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1998-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            March 6, 2001
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

December 24, 2000 Thru January 23, 2001
Distribution Date: 02-15-01
Statement for Class A and Class B Certificateholders Pursuant                               Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                       Class A/Class B
                                                                                            Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                           5,164,419.08        10.8015
          Class B Amount                                                              243,358.06        10.8015

(ii)  Interest Distribution
          Class A  Amount                                                             446,487.22         0.9338
          Class B Amount                                                               21,568.02         0.9573

(iii)  Yield Supplement Amount                                                               -              -

(iv)  Basic Servicing Fee                                                              78,312.67         0.1564

(v)  Class A Certificate Balance (end of Collection Period)                        84,581,756.51
     Class A Pool Factor (end of Collection Period)                                    0.1769049
     Class B Certificate Balance (end of Collection Period)                         3,985,666.43
     Class B Pool Factor (end of Collection Period)                                    0.1769049

(vi)  Total Pool Balance (end of Collection Period)                                88,567,422.94

(vii)  Realized Losses for the Collection Period                                      258,140.47

(viii)  Aggregate Defaulted Receivables for the Collection Period                     297,923.98

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                   -

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                              -

(xi)  Advances made in respect of this Collection Period:                                    -
       Unreimbursed Advances on the Distribution Date:                                       -

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                   10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                           -
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                                -

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                              3,463,637.71
          60 - 89 Days                                                                960,103.04
          90 or more days                                                             431,535.15



